SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2003

ePresence, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

000-20364                               04-2798394

(Commission File Number) (I.R.S. Employer Identification No.)

120 Flanders Road

Westboro, Massachusetts 01581

(Address of Principal Executive Offices, Including Zip Code)

(508) 898-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

        Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).

        On April 30, 2003, ePresence, Inc. announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        ePRESENCE, INC.

Date: April 30, 2003                                 /s/ Richard M. Spaulding

                                                     Richard M. Spaulding Senior Vice President
                                                     and Chief Financial Officer, Treasurer and
                                                     Clerk (Principal Financial and Principal
                                                     Accounting Officer)

Exhibit Index

99.1 Press release dated April 30, 2003 issued by ePresence, Inc.

Exhibit 99.1

ePRESENCE ANNOUNCES FIRST-QUARTER 2003

FINANCIAL RESULTS

WESTBORO, Mass., April 30, 2003 – ePresence, Inc. (NASDAQ: EPRE), a market leader in delivering Security and Identity Management (SIM) solutions, today announced financial results for the first quarter ended March 31, 2003.

Consolidated revenues for the first quarter of 2003 were $7.5 million, with $4.2 million generated by ePresence’s services business and $3.3 million generated by the Company’s majority-owned subsidiary, Switchboard Incorporated (NASDAQ: SWBD). This compares with consolidated revenues of $13.2 million in the first quarter of 2002, with $10.3 million generated by ePresence’s services business and $2.9 million generated by Switchboard. For the first quarter of 2003, the Company’s consolidated net loss was $(2.9) million, or $(0.13) per share. This compares with a consolidated net loss of $(7.0) million, or $(0.31) per share, for the first quarter of 2002. The first quarter of 2002 included a restructuring charge of $4.0 million or $0.18 per share.

As of March 31, 2003, ePresence had a balance of $102.4 million in cash and marketable securities on a consolidated basis, of which $48.7 million was held by ePresence and $53.7 million was held by Switchboard.

“During the quarter, ePresence’s services business continued to face stiff competition and lengthy client decision making processes on major projects,” said Bill Ferry, chairman and chief executive officer of ePresence. “However, interest in our security and identity management solutions remained encouraging and orders grew three percent over the fourth quarter of 2002 as the result of a strong finish.”

ePresence closed first-quarter- contracts with new customers such as the Information Technology Division of the Commonwealth of Massachusetts and PDI, Inc., a major services provider for the biopharmaceutical and medical devices industries, as well as with existing customers such as Covance, Inc., Johnson Controls and the State of Michigan. In addition, the Company announced an expanded relationship with Netegrity, Inc. to market Netegrity’s integrated identity and access management solution, which has led to several new business opportunities.

Outlook

Ferry continued, “We expect to continue lowering our cost of sales as a result of strengthening our relationship with Netegrity and further leveraging partnerships with IBM and Microsoft and believe that our expertise in security and digital access control solutions will enable us to achieve steady revenue growth as the business environment improves. Meanwhile, ePresence will continue its evaluation of strategic alternatives to leverage the Company’s assets and capabilities with a goal of enhancing shareholder value.”

ePresence anticipates that consolidated second-quarter 2003 revenues will moderately increase on a sequential basis to approximately $7.7 million to $8.2 million. For the second quarter of 2003, the Company’s consolidated net loss is expected to be in the range of $(0.10) to $(0.13) per share. ePresence expects to end the second quarter of 2003 with a consolidated balance of cash and marketable securities of approximately $100 million.

Information regarding Switchboard’s first quarter financial results and second quarter 2003 guidance are available in a separate news release issued yesterday and can be accessed in the “Investors” section of Switchboard’s Web site, www.switchboard.com.

Conference Call Information

In conjunction with this earnings release, ePresence will host its quarterly conference call for investors at 10:00 a.m. Investors interested in listening to the call should either log onto the “Investors” section of ePresence’s web site, located at www.epresence.com, at least 15 minutes prior to the broadcast or dial (719) 457-2641 and use confirmation code 432372. For those unable to listen to the live conference call, there will be a continuous playback of the webcast available from 1:00 p.m. ET on April 30 through midnight ET on May 13, 2003. To listen to the playback, please log onto the “Investors” section of the Company’s web site at www.epresence.com.

About ePresence

ePresence, Inc. is a market leader in delivering Security and Identity Management (SIM) solutions that help companies reduce cost, enhance security, improve customer service and increase revenues. The Company’s highly focused solutions leverage technologies such as enterprise directories, metadirectories, single sign-on and provisioning systems and have enabled numerous Fortune 1000-class companies to efficiently and securely provide personalized access to digital resources, thus maximizing the ROI of their IT-based initiatives. ePresence is headquartered in Westboro, Massachusetts and can be reached at (800) 222-6926 or online at www.epresence.com.

Forward-looking Statements

The Company noted that each of the above statements about the Company’s business and financial outlook, future and strategic plans, operations and performance, including its statements regarding the Company’s second-quarter 2003 financial guidance and long-term business prospects as well as others using the terms “expect,” “anticipate,” “target,” “plan,” “believe,” “will,” and other similar terms and any other statements in this press release which are not historical facts are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and are subject to differ materially from actual results based on various important factors, including, without limitation, the impact of the broad economic slowdown and the uncertainty of current economic conditions which has affected the demand for technology services, lengthened the sales cycles and caused decreased technology spending for many of the Company’s customers and potential customers; the uncertainty of current global political conditions; the impact of the Company’s strategic initiatives to grow its business while reducing costs; the outcome of any strategic alternatives the Company may consider; market acceptance of the ePresence name and the identification of the name with the Company’s Secure Identity Management business; the Company’s ability to enter and manage strategic alliances; the impact of the Company’s termination of international operations; increased competition; acceptance of the Company’s solutions in the marketplace; the success of transitioning the Company to a sales model with greater channel focus; the success of the Company’s marketing efforts; the Company’s ability to attract and retain qualified personnel; the impact of Switchboard’s financial results on the Company’s consolidated results and the volatility of securities markets including fluctuations in the value of the Switchboard securities held by ePresence. For further information on these and other risks, uncertainties, and factors, please review the Company’s Form 10-K for 2002, filed with the SEC on March 28, 2003. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made and the Company undertakes no obligation to update these forward-looking statements.

Contact:

Richard Spaulding

ePresence, Inc.

(508) 871-2271

       ePresence, Inc.
         Consolidated Statements of Operations
         (in thousands, except per share amounts)
                                                                           Three months ended
                                                                                March 31,
                                                                          2003             2002
         Revenues:
                  Services                                              $4,171          $10,293
                  Switchboard                                            3,341            2,920(a)
                           Total revenues                                7,512           13,213
         Gross profit
                  Services                                                 921            3,294
                  Switchboard                                            2,634            2,002
                           Total gross profit                            3,555            5,296
                            %                                              47%              40%
         Operating expenses:
                  Sales and marketing                                    2,869            4,445
                  Product development                                    1,114            1,505
                  General and administrative                             2,989            3,929
                  Restructuring                                              0            4,000
                           Total operating expenses                      6,972           13,879

         Loss from operations                                           (3,417)          (8,583)

         Other income, net                                                 478            1,629

         Loss before income taxes                                       (2,939)          (6,954)

         Provision for income taxes                                         10               12

         Net loss                                                      ($2,949)         ($6,966)

         Net loss per common share:
                  Basic                                                 ($0.13)          ($0.31)
                  Diluted                                               ($0.13)          ($0.31)

         Weighted average number of common shares:
                  Basic                                                 22,228           22,332
                  Diluted                                               22,228           22,332

         Condensed Consolidated Balance Sheets
         (in thousands)                                                March 31,        December 31,
                                                                         2003              2002
                  ASSETS

                  Cash and marketable securities                      $102,393         $105,270
                  Accounts receivable, net                               4,830            4,872
                  Other current assets                                   1,674            1,875
                  Property, equipment and other assets                   3,968            4,402
                                    Total assets                      $112,865         $116,419

                  LIABILITIES AND STOCKHOLDERS' EQUITY

                  Current liabilities                                  $12,824          $13,596
                  Deferred revenue                                       1,863            1,608
                  Other liabilities                                        849            1,124
                  Minority interests in consolidated subsidiaries       24,616           24,522
                  Stockholders' equity                                  72,713           75,569
                        Total liabilities and stockholders' equity    $112,865         $116,419

         (a)      Switchboard revenues reflect the adoption of EITF 01-9 in 2002 resulting in the offset of consideration given to a single customer.

         ePresence, Inc.
         Services Business Statements of Operations (a)
         (in thousands, except per share amounts)
                                                                                  Three months ended
                                                                                      March 31,
                                                                                2003             2002

         Revenues                                                             $4,171          $10,293

         Gross profit                                                            921            3,294
                    %                                                            22%              32%

         Operating expenses:
                  Sales and marketing                                          2,027            3,018
                  General and administrative                                   2,185            3,222
                  Restructuring                                                    0            4,000
                           Total operating expenses                            4,212           10,240

         Loss from operations                                                 (3,291)          (6,946)

         Other income, net                                                       323              556

         Loss before income taxes                                             (2,968)          (6,390)

         Provision for income taxes                                               10               12

         Net loss                                                            ($2,978)         ($6,402)

         Net loss per common share:
                  Basic                                                       ($0.13)          ($0.29)
                  Diluted                                                     ($0.13)          ($0.29)

         Weighted average number of common shares:
                  Basic                                                       22,228           22,332
                  Diluted                                                     22,228           22,332

         Services Business Condensed Balance Sheets (a)
         (in thousands)
                                                                             March 31,      December 31,
                                                                               2003            2002

                  ASSETS

                  Cash and marketable securities                             $48,655         $51,407
                  Accounts receivable, net                                     3,056           3,314
                  Other current assets                                         1,248           1,385
                  Property, equipment and other assets                         2,397           2,525
                          Total assets                                       $55,356         $58,631

                  LIABILITIES AND STOCKHOLDERS' EQUITY

                  Current liabilities                                         $7,914          $8,494
                  Deferred revenue                                             1,310           1,133
                  Stockholders' equity                                        46,132          49,004
                          Total liabilities and stockholders' equity         $55,356         $58,631

         (a)      ePresence Services Business Statements of Operations and Condensed
                           Balance Sheets exclude the financial results of Switchboard Incorporated.